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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                                DATED MAY 1, 2002

The independent rating agency, Fitch, has downgraded the rating of The Manufacturers Life Insurance Company of New York ("Manulife New York") to AA+ Fitch (Very strong capacity to meet policyholder and contract obligations; 2nd category of 22).

The rating is assigned to Manulife New York as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 26, 2002.


NY SPVL Supp 9/2002
NY SVUL Supp 9/2002
NY VUL 99 Supp 9/2002